SCUDDER
                                                                     INVESTMENTS

Scudder Lifecycle Long Range Fund - Premier

Supplement to The Fund's currently effective Prospectus and all currently effective supplements thereto.

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The following sentence is added as a footnote to the Annual Fees and Expenses table on page 14:


*** The investment advisor and administrator have voluntarily agreed to waive their fees and/or reimburse expenses so that expenses will not exceed 0.55%. The investment advisor and administrator may terminate or adjust these voluntary waivers and reimbursements at any time at their sole discretion without notice to shareholders.









               Please Retain This Supplement for Future Reference


08/29/03